UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: July 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

July 31, 2010

Annual Repor t

Legg Mason

Western Asset

Core Plus

Bond

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Core Plus Bond Fund

Fund objective

The Fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Core Plus Bond Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Core Plus Bond Fund for the twelve-month reporting period ended July 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 27, 2010

Legg Mason Western Asset Core Plus Bond Fund	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the twelve months ended July 31, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, impacted investor sentiment and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the economy continued to expand during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010. The economy moderated further, with an estimated 1.6% for the second quarter.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While July 2010’s PMI reading of 55.5 was lower than June’s reading of 56.2, manufacturing has now expanded twelve consecutive months according to PMI data. During July, ten of the eighteen industries tracked by the Institute for Supply Management expanded.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. In June and July, a total of 368,000 of these temporary positions were eliminated. This offset private sector growth and resulted in a net loss of 221,000 and 131,000 jobs in June and July, respectively. The unemployment rate was 9.5% in July and June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 7.1% in May and June, respectively. In July, sales plummeted 27.2% to 3.83 million — the lowest level reported in over a decade. In addition, the inventory of unsold homes increased to nearly four million in July. This represents a 12.5 month supply at the current sales level, versus an 8.9 month supply in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.0% in June. This marked the third straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the majority of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off beginning in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed during the last two months of the period.

Given certain pockets of weakness in the economy, the Federal Reserve Board (“Fed”)iv remained cautious throughout the reporting period. At its meeting in August 2010 (after the reporting period ended), the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to prior steps taken to reverse its accommodative monetary stance, the Fed indicated in August 2010 its willingness to take further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-

IV	Legg Mason Western Asset Core Plus Bond Fund

Investment commentary (cont’d)

dated Treasury securities. This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first nine months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended July 31, 2010. When the period began, two- and ten-year Treasury yields were 1.13% and 3.52%, respectively. Two-year Treasury yields initially rose, reaching as high as 1.32% in early August 2009, whereas ten-year Treasuries peaked at 4.01% in April 2010. Subsequent to hitting their highs for the period, yields largely declined during the remainder of the reporting period. When the period ended on July 31, 2010, two- and ten-year Treasury yields were 0.55% and 2.94%, respectively — at or near their lows for the reporting period. For the twelve months ended July 31, 2010, the Barclays Capital U.S. Aggregate Indexvii returned 8.91%.

While the high-yield bond market could not escape the negative impact of the investor “flight to quality,” it still was able to produce strong results during the reporting period. The asset class posted positive returns during each month, except for May 2010 when risk aversion reached extremely elevated levels. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexviii returned 23.69% for the twelve months ended July 31, 2010.

Emerging market debt prices rallied over the reporting period, also posting positive returns each month during the period except for May 2010. This impressive performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 19.08% over the twelve months ended July 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 31, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade fixed-income securities of U.S. issuers, including related securities and instruments, such as repurchase agreements. We have broad discretion to invest in all types of fixed-income securities and to allocate the Fund’s assets among all segments of the fixed-income securities market, including U.S. government obligations, U.S. corporate debt and mortgage- and asset-backed securities, with no specified minimum or maximum investment in any one segment. The Fund may invest up to 20% of its assets in below investment grade securities and in securities issued by foreign issuers, such as foreign corporate debt and sovereign debt, including up to 10% of its assets in securities issued by issuers in emerging market countries. The Fund’s investments in foreign securities may be denominated in either U.S. dollars or foreign currencies.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended July 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with a notable exception being in late April and May 2010. During that time, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

However, robust investor risk appetite largely resumed during the last two months of the fiscal year. This turnaround occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)i continued to indicate that it would keep short-term rates low for “an extended period.”

The yields on two- and ten-year Treasuries began the fiscal year at 1.13% and 3.52%, respectively. Treasury yields fluctuated during the twelve-month reporting period given changing perceptions regarding the economy, interest rates, inflation and deflation. During the period, two-year Treasury yields moved as high as 1.32% and ended the period at 0.55%, its low during the fiscal year. In contrast, ten-year Treasuries rose as high as 4.01%, fell as low as 2.90% and ended the fiscal year at 2.94%.

All told, the Barclays Capital U.S. Aggregate Indexii returned 8.91% for the twelve months ended July 31, 2010. For comparison purposes, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced even stronger results. Over the fiscal year, the Barclays Capital U.S. High Yield – 2% Issuer Cap Index iii and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned 23.69% and 19.08%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We significantly reduced our exposure to agency mortgage-backed securities (“MBS”). We felt this sector had become less attractive given its significant spread narrowing, which was driven by the government’s direct purchase of agency MBS. With the government phasing out its purchasing program at the end of March 2010, we believed that more attractive opportunities could be found in other areas of the market. We also pared the Fund’s government agency position in the second half of the fiscal year given the sector’s strong performance. We increased the Fund’s exposure to investment grade Financials, an area of the market that had performed poorly during the 2008 credit crisis. Increasing the Fund’s position in the sector was based on our expectations

2	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Fund overview (cont’d)

for continued spread narrowing when economic conditions improved. Elsewhere, we increased our exposure to Treasury securities to reduce the Fund’s overall risk exposure. We also felt that Treasuries were more attractive than cash, given the latter’s extremely low yields.

During the reporting period, we utilized U.S. Treasury futures and options and Eurodollar futures, as well as interest rate swaps to manage the Fund’s durationv. Credit default swaps were used to manage our exposure to investment grade bonds, non-agency MBS and commercial MBS. Our currency futures were used to manage the Fund’s foreign currency exposure. Overall, the use of these derivative vehicles was a contributor to performance.

Performance review

For the twelve months ended July 31, 2010, Class A shares of Legg Mason Western Asset Core Plus Bond Fund, excluding sales charges, returned 13.22%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 8.91% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 11.35% over the same time frame.

Performance Snapshot as of July 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Western Asset Core Plus Bond Fund:
Class A	5.56%	13.22%
Class B	6.01%	13.38%
Class C	5.03%	12.37%
Class R	5.19%	12.65%
Class I	5.57%	13.46%
Barclays Capital U.S. Aggregate Index	4.85%	8.91%
Lipper Intermediate Investment Grade Debt Funds Category Average[1]	4.95%	11.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the six months ended July 31, 2010 for Class A and B shares would have been 5.31% and 5.02%, respectively; the returns for the twelve months ended July 31, 2010 for Class A and B shares would have been 12.95% and 12.32%, respectively.

The 30-Day SEC Yields for the period ended July 31, 2010 for Class A, B, C, R and I shares were 2.47%, 2.03%, 2.08%, 2.29% and 2.94%, respectively. Absent current compensating balance arrangements, expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, B, C, R and I shares would have been 2.36%, 1.77%, 2.02%, 1.55% and 2.77%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated November 30, 2009, the gross total operating expense ratios for Class A, Class B, Class C, Class R and Class I shares were 1.07%, 1.72%, 1.53%, 1.70% and 1.12%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of a contractual expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.01% for Class A shares, 1.57% for Class B shares, 1.51% for Class C shares, 1.30% for Class R shares and 0.65% for Class I shares. This contractual expense limitation agreement cannot be terminated prior to November 30, 2010 without the Board of Trustees’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 580 funds for the six-month period and among the 556 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	3

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight exposure to non-agency MBS. The combination of the government’s aggressive programs to aid the housing market and signs that housing prices appeared to be stabilizing helped these securities generate strong results. In addition, the sector was supported by ongoing demand from asset managers participating in the Public-Private Investment Program (“PPIP”).

Our investment grade bond and high-yield bond exposures also enhanced the Fund’s results. In both cases, the Fund’s overweights to the Financials and Industrials sectors were beneficial. Within the investment grade bond sector, overweight positions in Financials firms GE Capital Corp. and Citigroup Inc. were rewarded. In the high-yield sector, the Fund’s overweight exposures to Energy company El Paso Corp. and Automobiles company Motors Liquidation Co. were positive for performance.

Our underweight to agency MBS was also a contributor to performance as the sector lagged the benchmark during the reporting period. In addition, tactically trading among various agency MBS coupons enhanced the Fund’s results.

Elsewhere, strategic adjustment of the Fund’s duration was additive to performance. After starting the reporting period with a longer duration than that of the benchmark, we moved closer to a neutral position as economic conditions improved. As the fiscal year progressed, we extended the Fund’s duration given signs that economic growth appeared to be moderating. This positioning was rewarded as, overall, the Fund’s duration was longer than that of the benchmark, and interest rates declined during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its underweight exposure to commercial MBS. We did not believe an overweight position was warranted given the potential increase in delinquencies within the commercial real estate market. However, this positioning negatively impacted results as investor risk appetite was robust for the majority of the period and the sector outperformed the benchmark.

Our underweight to government agencies was also not rewarded based on the sector’s outperformance during the fiscal year.

Finally, certain of the Fund’s overweight positions in the investment grade bond and high-yield bond sectors modestly detracted from results. In particular, the Fund’s overweight exposures to investment grade bonds issued by Energy companies Anadarko Petroleum Corp. and BP Capital Markets PLC were not rewarded. In the high-yield sector, overweights in securities issued by Consumer Finance company GMAC Inc. and Information Technology firm First Data Corp. were a drag on the Fund’s performance.

Thank you for your investment in Legg Mason Western Asset Core Plus Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 17, 2010

4	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Fund overview (cont’d)

RISKS: The Fund is subject to fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and in foreign companies and governments, including emerging markets, involve risks beyond those inherent solely in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

Portfolio holdings and breakdowns are as of July 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 8 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2010 were: Corporate Bonds & Notes (36.0%), Mortgage-Backed Securities (25.2%), U.S. Government & Agency Obligations (25.2%), Collateralized Mortgage Obligations (8.3%) and Asset-Backed Securities (3.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2010 and July 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2010 and held for the six months ended July 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Toal Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A4	5.56%	$1,000.00	$1,055.60	1.01%	$5.15	Class A	5.00%	$1,000.00	$1,019.79	1.01%	$5.06
Class B4	6.01	1,000.00	1,060.10	1.57	8.02	Class B	5.00	1,000.00	1,017.01	1.57	7.85
Class C	5.03	1,000.00	1,050.30	1.51	7.68	Class C	5.00	1,000.00	1,017.31	1.51	7.55
Class R	5.19	1,000.00	1,051.90	1.30	6.61	Class R	5.00	1,000.00	1,018.35	1.30	6.51
Class I	5.57	1,000.00	1,055.70	0.65	3.31	Class I	5.00	1,000.00	1,021.57	0.65	3.26

[1]	For the six months ended July 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been 5.31% and 5.02% for Class A and B shares, respectively.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges [1]	Class A‡	Class B‡	Class C	Class R	Class I
Twelve Months Ended 7/31/10	13.22%	13.38%	12.37%	12.65%	13.46%
Five Years Ended 7/31/10	4.73	4.30	4.17	N/A	4.96
Ten Years Ended 7/31/10	4.94	4.48	4.42	N/A	5.24
Inception* through 7/31/10	6.83	5.05	4.47	4.84	5.23

With sales charges[2]	Class A‡	Class B‡	Class C	Class R	Class I
Twelve Months Ended 7/31/10	8.37%	8.88%	11.37%	12.65%	13.46%
Five Years Ended 7/31/10	3.83	4.13	4.17	N/A	4.96
Ten Years Ended 7/31/10	4.49	4.48	4.42	N/A	5.24
Inception* through 7/31/10	6.65	5.05	4.47	4.84	5.23

Cumulative total returns
Without sales charges[1]
Class A (7/31/00 through 7/31/10)	61.91	%‡
Class B (7/31/00 through 7/31/10)	55.03	‡
Class C (7/31/00 through 7/31/10)	54.09
Class R (Inception date of 12/28/06 through 7/31/10)	18.49
Class I (7/31/00 through 7/31/10)	66.69

Historical performance

Value of $10,000 invested

Class A, B, C and I Shares of Legg Mason Western Asset Core Plus Bond Fund vs. Barclays Capital U.S. Aggregate Index and Lipper Intermediate Investment Grade Debt Funds Category Average† — July 2000 - July 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, R and I shares are September 4, 1984, November 6, 1992, June 29, 1993, December 28, 2006 and February 7, 1996, respectively.

†	Hypothetical illustration of $10,000 invested in Class A, B, C and I shares of Legg Mason Western Asset Core Plus Bond Fund on July 31, 2000, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2010. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Intermediate Investment Grade Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other class may be greater or less than the Class A, B, C and I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

‡	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been lower.

8	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Schedule of investments

July 31, 2010

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 36.0%
Consumer Discretionary — 2.5%
Automobiles — 0.1%
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	$563,000	$194,235	(a)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	31,000	10,850	(a)
Total Automobiles				205,085
Diversified Consumer Services — 0.2%
Realogy Corp., Senior Notes	10.500%	4/15/14	273,000	236,145
Service Corp. International, Senior Notes	7.625%	10/1/18	24,000	25,200
Service Corp. International, Senior Notes	7.500%	4/1/27	73,000	66,248
Total Diversified Consumer Services				327,593
Hotels, Restaurants & Leisure — 0.1%
CCM Merger Inc., Notes	8.000%	8/1/13	14,000	12,950	(b)
Host Hotels & Resorts LP, Senior Notes	7.125%	11/1/13	45,000	46,013
MGM MIRAGE Inc., Senior Notes	6.750%	9/1/12	173,000	163,917
MGM MIRAGE Inc., Senior Notes	7.625%	1/15/17	10,000	8,400
Station Casinos Inc., Senior Notes	7.750%	8/15/16	79,000	1,975	(a)(c)
Station Casinos Inc., Senior Subordinated Notes	6.875%	3/1/16	35,000	218	(a)(c)
Total Hotels, Restaurants & Leisure				233,473
Media — 2.1%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	20,176	24,060
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	18,000	17,505	(b)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	69,000	86,782
Comcast Corp., Notes	6.500%	1/15/15	539,000	628,905
Comcast Corp., Notes	5.875%	2/15/18	55,000	62,405
Comcast Corp., Senior Notes	6.500%	1/15/17	20,000	23,333
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	14,000	14,630
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	40,000	43,900
DISH DBS Corp., Senior Notes	7.000%	10/1/13	35,000	36,575
DISH DBS Corp., Senior Notes	6.625%	10/1/14	16,000	16,400
DISH DBS Corp., Senior Notes	7.750%	5/31/15	85,000	89,250
DISH DBS Corp., Senior Notes	7.875%	9/1/19	50,000	53,375
LIN Television Corp., Senior Subordinated Notes	6.500%	5/15/13	86,000	84,280
News America Inc., Notes	5.300%	12/15/14	864,000	969,895
News America Inc., Senior Notes	6.650%	11/15/37	20,000	22,336
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	240,000	311,577
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	560,000	721,850
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	230,000	289,341
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	150,000	171,412
Time Warner Inc., Senior Notes	4.700%	1/15/21	180,000	186,127
Time Warner Inc., Senior Notes	7.625%	4/15/31	215,000	260,370
Total Media				4,114,308
Total Consumer Discretionary				4,880,459
Consumer Staples — 2.0%
Beverages — 0.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	340,000	376,331
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	110,000	118,349	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	9

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Beverages — continued
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	$620,000	$674,787
PepsiCo Inc., Senior Notes	7.900%	11/1/18	300,000	392,921
Total Beverages				1,562,388
Food & Staples Retailing — 0.5%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	510,000	598,279
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	341,151	375,681
Total Food & Staples Retailing				973,960
Food Products — 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	510,000	558,914
Household Products — 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	210,000	220,500	(b)
Tobacco — 0.3%
Altria Group Inc., Senior Notes	8.500%	11/10/13	200,000	237,636
Altria Group Inc., Senior Notes	9.250%	8/6/19	80,000	103,097
Reynolds American Inc., Senior Notes	7.250%	6/1/12	80,000	86,525
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	150,000	174,669
Total Tobacco				601,927
Total Consumer Staples				3,917,689
Energy — 5.0%
Energy Equipment & Services — 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	320,000	399,926
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	135,000	137,362
Total Energy Equipment & Services				537,288
Oil, Gas & Consumable Fuels — 4.7%
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	190,000	204,813
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	14,000	12,627
Apache Corp., Notes	6.000%	9/15/13	290,000	325,642
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	430,000	434,991
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	140,000	133,973
Chesapeake Energy Corp., Senior Notes	6.625%	1/15/16	31,000	31,853
Chesapeake Energy Corp., Senior Notes	6.250%	1/15/18	14,000	14,385
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	135,000	143,437
Compagnie Generale de Geophysique SA, Senior Notes	7.750%	5/15/17	100,000	98,000
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	24,000	23,640
ConocoPhillips, Notes	6.500%	2/1/39	380,000	473,182
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	55,000	68,271
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	140,000	151,200	(b)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	9,000	9,066
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	240,000	241,757
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	484,000	508,932
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	270,000	331,336
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	400,000	489,495
Hess Corp., Notes	8.125%	2/15/19	560,000	721,568
Hess Corp., Notes	7.875%	10/1/29	20,000	24,988
Hess Corp., Notes	7.300%	8/15/31	109,000	130,436
Kerr-McGee Corp., Notes	6.950%	7/1/24	221,000	224,430

See Notes to Financial Statements.

10	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Kerr-McGee Corp., Notes	7.875%	9/15/31	$217,000	$226,355
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	160,000	183,776
Kinder Morgan Energy Partners LP, Notes	6.750%	3/15/11	164,000	169,460
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	50,000	53,611
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	21,000	23,503
Noble Energy Inc., Senior Notes	8.250%	3/1/19	290,000	362,305
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	510,000	598,605
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	24,000	20,880
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	28,000	24,465
Peabody Energy Corp., Senior Notes	6.875%	3/15/13	6,000	6,075
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	359,000	379,647
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	137,000	152,693
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	122,000	130,317
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	135,000	144,450	(b)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	25,000	25,625	(b)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	80,000	84,662
Shell International Finance BV, Senior Notes	6.375%	12/15/38	260,000	318,789
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	48,000	53,865
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	14,000	14,648
Williams Cos. Inc., Debentures	7.500%	1/15/31	74,000	84,108
Williams Cos. Inc., Notes	7.875%	9/1/21	133,000	161,631
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	133,000	153,468
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	233,000	291,733
XTO Energy Inc., Senior Notes	7.500%	4/15/12	48,000	53,261
XTO Energy Inc., Senior Notes	6.500%	12/15/18	400,000	493,363
Total Oil, Gas & Consumable Fuels				9,009,317
Total Energy				9,546,605
Financials — 16.4%
Capital Markets — 2.1%
Credit Suisse Guernsey Ltd., Junior Subordinated Notes	5.860%	5/15/17	158,000	144,570	(d)(e)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	20,000	16,140	(d)(e)
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	40,000	42,713
Goldman Sachs Group Inc., Notes	5.450%	11/1/12	80,000	85,690
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	30,000	32,043
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	80,000	86,767
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	20,000	20,986
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	60,000	61,960
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	230,000	253,985
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	570,000	587,819
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	190,000	204,724
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	120,000	30,000	(a)(b)(c)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,020,000	255,000	(a)(b)(c)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	20,000	52	(a)(d)(e)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	190,000	494	(a)(d)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	1,070,000	1,872	(a)
Morgan Stanley, Medium-Term Notes	0.975%	10/18/16	422,000	373,721	(d)

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	11

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	$1,410,000	$1,455,203
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	280,000	287,777
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	110,000	111,120
Total Capital Markets				4,052,636
Commercial Banks — 4.7%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	10,000	7,075	(d)(e)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	490,000	521,590	(b)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	240,000	260,732
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	110,000	115,178	(b)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	230,000	240,708	(b)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	100,000	106,186	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	500,000	522,500	(b)(d)(e)
Dexia Credit Local, Notes	2.375%	9/23/11	170,000	172,198	(b)
Glitnir Banki HF, Notes	6.330%	7/28/11	250,000	70,625	(a)(b)(c)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	373,000	1,399	(a)(b)(c)(d)(f)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,200,000	1,062,000	(d)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	284,000	269,780	(b)(d)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	546,000	64,155	(a)(b)(c)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	420,000	425,964	(b)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	330,000	336,667	(b)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	250,000	255,604	(b)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	320,000	333,855	(b)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	100,000	105,940	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	180,000	227,975	(b)(d)(e)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	214,000	203,404	(b)(d)(e)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	100,000	62,500	(a)(d)(e)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	420,000	444,442
Royal Bank of Scotland Group PLC, Senior Subordinated Notes	6.375%	2/1/11	20,000	20,299
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	110,000	108,203
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	230,000	229,371
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	130,000	127,863
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	160,000	165,555
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	301,862	(b)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	301,000	194,055	(b)(d)(e)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	330,000	340,708	(b)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	138,000	115,252	(d)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	892,000	955,635
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	387,000	352,887
Wells Fargo Capital XV, Junior Subordinated Notes	9.750%	9/26/13	380,000	414,694	(d)(e)
Total Commercial Banks				9,136,861
Consumer Finance — 2.8%
Aiful Corp., Notes	5.000%	8/10/10	173,000	170,405	(b)
American Express Co., Subordinated Debentures	6.800%	9/1/66	231,000	226,958	(d)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	60,000	66,130

See Notes to Financial Statements.

12	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — continued
American Express Credit Corp., Senior Notes	5.125%	8/25/14	$610,000	$664,879
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	100,000	85,750
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	410,000	468,810
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	520,000	619,488
GMAC Inc., Notes	2.200%	12/19/12	390,000	402,789
GMAC Inc., Senior Notes	7.250%	3/2/11	19,000	19,285
GMAC Inc., Senior Notes	6.625%	5/15/12	1,011,000	1,038,802
GMAC Inc., Senior Notes	7.500%	12/31/13	122,000	127,338
SLM Corp., Medium-Term Notes	5.000%	10/1/13	177,000	167,536
SLM Corp., Medium-Term Notes	5.375%	5/15/14	577,000	529,887
SLM Corp., Medium-Term Notes	5.050%	11/14/14	69,000	61,803
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	66,000	45,127
SLM Corp., Senior Notes	8.000%	3/25/20	720,000	640,023
Total Consumer Finance				5,335,010
Diversified Financial Services — 5.6%
Bank of America Corp., Senior Notes	4.500%	4/1/15	280,000	289,617
Bank of America Corp., Senior Notes	7.625%	6/1/19	170,000	199,010
Bank of America Corp., Senior Notes	5.625%	7/1/20	500,000	516,889
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	970,000	984,862
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	130,000	141,596
Citigroup Funding Inc.	2.125%	7/12/12	440,000	452,273
Citigroup Funding Inc., Notes	2.250%	12/10/12	430,000	444,367
Citigroup Inc., Notes	6.500%	8/19/13	530,000	581,689
Citigroup Inc., Notes	6.000%	12/13/13	500,000	538,571
Citigroup Inc., Senior Notes	6.375%	8/12/14	90,000	97,994
Citigroup Inc., Senior Notes	5.500%	10/15/14	110,000	116,626
Citigroup Inc., Senior Notes	6.010%	1/15/15	450,000	485,137
Citigroup Inc., Senior Notes	6.875%	3/5/38	480,000	516,850
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	590,000	602,111
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,290,000	1,329,460
General Electric Capital Corp., Senior Notes	5.500%	1/8/20	60,000	64,841
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,200,000	1,357,563
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	580,000	557,525	(d)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	110,000	75,350	(b)(d)
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	947,000	1,024,711
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	249,000	276,046
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	100,000	102,875
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	100,000	103,630	(b)
Total Diversified Financial Services				10,859,593
Insurance — 1.1%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	250,000	183,125
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	60,000	57,300
American International Group Inc., Senior Notes	8.250%	8/15/18	160,000	172,400
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	310,000	324,344
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	608,000	566,960

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	13

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	$280,000	$329,902	(b)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	411,000	390,036	(d)
Total Insurance				2,024,067
Thrifts & Mortgage Finance — 0.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	150,000	159,147
Total Financials				31,567,314
Health Care — 1.8%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	150,000	161,734
Health Care Providers & Services — 0.8%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	104,000	109,200
DaVita Inc., Senior Notes	6.625%	3/15/13	117,000	119,194
HCA Inc., Senior Notes	6.300%	10/1/12	17,000	17,340
HCA Inc., Senior Notes	6.250%	2/15/13	97,000	97,727
HCA Inc., Senior Notes	5.750%	3/15/14	174,000	169,650
HCA Inc., Senior Secured Notes	9.625%	11/15/16	37,000	40,053	(g)
Humana Inc., Senior Notes	7.200%	6/15/18	240,000	268,732
Tenet Healthcare Corp., Senior Notes	9.000%	5/1/15	70,000	75,950	(b)
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	60,000	68,475	(b)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	42,000	46,410	(b)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	310,000	357,320
WellPoint Inc., Notes	5.875%	6/15/17	20,000	22,489
WellPoint Inc., Notes	7.000%	2/15/19	140,000	167,471
Total Health Care Providers & Services				1,560,011
Pharmaceuticals — 0.9%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	570,000	643,870
Pfizer Inc., Senior Notes	6.200%	3/15/19	380,000	459,331
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	220,000	259,987	(b)
Wyeth, Notes	5.950%	4/1/37	263,000	303,615
Total Pharmaceuticals				1,666,803
Total Health Care				3,388,548
Industrials — 1.4%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	170,000	202,269
Boeing Co., Senior Notes	4.875%	2/15/20	80,000	88,951
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	100,000	103,000
Total Aerospace & Defense				394,220
Airlines — 0.2%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	168,540	170,646
United Airlines, Pass-Through Trust, Secured Notes	9.750%	1/15/17	123,724	133,777
Total Airlines				304,423
Commercial Services & Supplies — 0.2%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	60,000	66,316
Waste Management Inc., Senior Notes	6.375%	11/15/12	353,000	388,958
Total Commercial Services & Supplies				455,274

See Notes to Financial Statements.

14	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrial Conglomerates — 0.6%
Tyco International Group SA, Notes	6.000%	11/15/13	$1,090,000	$1,229,959
Road & Rail — 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	81,000	97,808
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	168,000	182,700
Total Road & Rail				280,508
Total Industrials				2,664,384
Information Technology — 0.0%
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	15,000	13,650
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	40,000	45,195
Total Information Technology				58,845
Materials — 1.8%
Chemicals — 0.3%
CF Industries Inc., Senior Notes	6.875%	5/1/18	170,000	178,925
CF Industries Inc., Senior Notes	7.125%	5/1/20	120,000	128,400
FMC Finance III SA, Senior Notes	6.875%	7/15/17	220,000	229,350
Total Chemicals				536,675
Containers & Packaging — 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	170,000	179,350
Metals & Mining — 1.4%
Alcoa Inc., Notes	6.000%	7/15/13	20,000	21,721
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	140,000	172,479
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	460,000	560,421
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	138,000	154,414
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	380,000	443,783
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	370,000	496,139
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	25,000	26,719
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	76,000	77,520
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	60,000	61,725	(b)
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	15,000	18,249
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	15,000	18,170
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	30,000	37,520
Vale Overseas Ltd., Notes	6.875%	11/21/36	308,000	341,232
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	230,000	249,550	(b)
Total Metals & Mining				2,679,642
Total Materials				3,395,667
Telecommunication Services — 3.0%
Diversified Telecommunication Services — 2.4%
AT&T Inc., Global Notes	5.500%	2/1/18	320,000	361,585
AT&T Inc., Global Notes	6.550%	2/15/39	350,000	403,604
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	391,000	439,840
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	167,000	179,108
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	249,000	251,875
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	208,525
Telecom Italia Capital S.p.A., Senior Notes	5.250%	10/1/15	989,000	1,042,658
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	330,000	347,327

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	15

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	$1,179,000	$1,290,126
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	104,000	112,530
Windstream Corp., Senior Notes	8.625%	8/1/16	90,000	94,275
Total Diversified Telecommunication Services				4,731,453
Wireless Telecommunication Services — 0.6%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	140,000	157,214
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000	106,816	(b)
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	30,000	39,728
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	135,000	140,400
Rogers Cable Inc., Senior Secured Second Priority Notes	6.250%	6/15/13	35,000	39,380
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	80,000	96,709
Sprint Capital Corp., Global Notes	6.900%	5/1/19	30,000	28,762
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	498,000	530,370
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,000	1,019
Total Wireless Telecommunication Services				1,140,398
Total Telecommunication Services				5,871,851
Utilities — 2.1%
Electric Utilities — 0.9%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	181,000	198,501
Exelon Corp., Bonds	5.625%	6/15/35	436,000	434,404
FirstEnergy Corp., Notes	6.450%	11/15/11	10,000	10,523
FirstEnergy Corp., Notes	7.375%	11/15/31	562,000	618,041
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	160,000	182,572
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	180,000	233,705
Total Electric Utilities				1,677,746
Gas Utilities — 0.2%
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	384,000	400,421	(b)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	3,000	3,484
Total Gas Utilities				403,905
Independent Power Producers & Energy Traders — 0.7%
AES Corp., Senior Notes	8.875%	2/15/11	18,000	18,540
AES Corp., Senior Notes	7.750%	3/1/14	12,000	12,600
AES Corp., Senior Notes	7.750%	10/15/15	100,000	105,500
AES Corp., Senior Notes	8.000%	6/1/20	670,000	712,712
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	155,000	162,750	(b)
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	22,000	15,510
Edison Mission Energy, Senior Notes	7.625%	5/15/27	11,000	6,985
Energy Future Holdings Corp., Senior Notes	5.550%	11/15/14	159,000	90,939
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	59,551	39,006	(g)
Energy Future Holdings Corp., Senior Notes	6.500%	11/15/24	35,000	15,225
Energy Future Holdings Corp., Senior Notes	6.550%	11/15/34	327,000	140,610
NRG Energy Inc., Senior Notes	7.250%	2/1/14	20,000	20,550
NRG Energy Inc., Senior Notes	7.375%	2/1/16	75,000	76,687
NRG Energy Inc., Senior Notes	7.375%	1/15/17	45,000	45,675
Total Independent Power Producers & Energy Traders				1,463,289

See Notes to Financial Statements.

16	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	$415,000	$450,047
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	120,175
Total Multi-Utilities				570,222
Total Utilities				4,115,162
Total Corporate Bonds & Notes (Cost — $68,217,454)				69,406,524
Asset-Backed Securities — 3.2%
Financials — 3.2%
Automobiles — 0.3%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	160,000	168,050	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	330,000	361,564	(b)
Total Automobiles				529,614
Home Equity — 2.2%
CIT Group Home Equity Loan Trust, 2003-1 A4	3.930%	3/20/32	777,899	766,355
Countrywide Asset-Backed Certificates, 2007-SD1 A1	0.779%	3/25/47	735,677	340,928	(b)(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.500%	11/15/36	108,286	78,632	(d)
EMC Mortgage Loan Trust, 2004-B A1	0.779%	1/25/41	47,564	47,164	(b)(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.539%	11/25/36	222,960	89,202	(d)
GSRPM Mortgage Loan Trust, 2007-1 A	0.729%	10/25/46	227,095	120,901	(b)(d)
Option One Mortgage Loan Trust, 2003-1 A2	1.169%	2/25/33	70,124	57,515	(d)
RAAC Series, 2006-RP4 A	0.619%	1/25/46	103,462	58,507	(b)(d)
RAAC Series, 2007-RP3 A	0.709%	10/25/46	247,013	144,815	(b)(d)
Renaissance Home Equity Loan Trust, 2003-1 A	0.759%	6/25/33	34,168	29,780	(d)
Renaissance Home Equity Loan Trust, 2003-3 A	0.829%	12/25/33	315,834	255,238	(d)
SACO I Trust, 2005-2 A	0.529%	4/25/35	35,087	13,730	(b)(d)
Structured Asset Securities Corp., 2005-7XS 1A2B	5.270%	4/25/35	2,392,117	2,237,257
Total Home Equity				4,240,024
Student Loan — 0.7%
Education Funding Capital Trust, 2004-1 A5	1.450%	6/15/43	100,000	81,410	(d)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.450%	5/1/34	200,000	203,026	(d)
Keycorp Student Loan Trust, 2003-A 1A2	0.758%	10/25/32	262,388	235,158	(d)
Nelnet Student Loan Corp., 2004-2A A5B	1.348%	2/25/39	400,000	360,000	(d)(f)
Nelnet Student Loan Trust, 2008-4 A4	1.978%	4/25/24	300,000	309,741	(d)
SLM Student Loan Trust, 2003-11 A6	0.827%	12/15/25	300,000	278,430	(b)(d)
Total Student Loan				1,467,765
Total Asset-Backed Securities (Cost — $7,017,613)				6,237,403
Collateralized Mortgage Obligations — 8.3%
American Home Mortgage Assets, 2006-2 2A1	0.519%	9/25/46	141,790	83,725	(d)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	60,000	63,178
Banc of America Funding Corp., 2004-B 3A2	3.464%	12/20/34	227,844	139,787	(d)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.216%	12/25/34	279,003	259,153	(d)
Bayview Commercial Asset Trust, 2006-1A A1	0.599%	4/25/36	1,749,474	1,333,431	(b)(d)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	129,248	132,280
Countrywide Alternative Loan Trust, 2004-14T2 A6	5.500%	8/25/34	1,565,066	1,566,296
Countrywide Alternative Loan Trust, 2006-0A1 2A1	0.548%	3/20/46	98,259	52,516	(d)
Countrywide Alternative Loan Trust, 2006-OA17 1A1A	0.533%	12/20/46	801,681	403,486	(d)
Credit Suisse Mortgage Capital Certificates, 2007-C1 A3	5.383%	2/15/40	190,000	181,797

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	17

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.779%	6/25/34	$222,053	$167,753	(d)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.699%	2/25/37	297,187	147,150	(d)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	200,000	193,558
Greenpoint Mortgage Funding Trust, 2006-AR4 A1A	0.429%	9/25/46	232,913	223,573	(d)
Greenpoint Mortgage Funding Trust, 2007-AR1 1A1A	0.409%	2/25/47	826,511	593,896	(d)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.459%	4/25/47	493,220	358,780	(d)
GS Mortgage Securities Trust, 2007-GG10 A4	5.808%	8/10/45	190,000	192,098	(d)
Harborview Mortgage Loan Trust, 2006-7 2A1A	0.541%	9/19/46	980,706	541,636	(d)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.561%	7/19/47	786,776	477,411	(d)
IMPAC Secured Assets Corp., 2005-1 5A1	0.599%	7/25/35	47,901	23,617	(d)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.529%	5/25/36	236,519	104,854	(d)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.415%	8/25/37	837,504	447,892	(d)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-LDPX A3	5.420%	1/15/49	550,000	552,003
LB-UBS Commercial Mortgage Trust, 2005-C3 A5	4.739%	7/15/30	1,500,000	1,605,630
Lehman XS Trust, 2007-8H A1	0.459%	6/25/37	784,505	341,130	(d)
MASTR Adjustable Rate Mortgages Trust, 2004-6 5A1	2.864%	7/25/34	764,696	705,227	(d)
MASTR Adjustable Rate Mortgages Trust, 2005-1 7A1	2.863%	2/25/35	305,542	255,731	(d)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.729%	11/25/33	106,833	102,413	(d)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.800%	2/25/35	610,339	610,502	(d)
Merrill Lynch Mortgage Trust, 2006-C1 A4	5.655%	5/12/39	1,043,863	1,144,615	(d)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	300,000	293,301	(d)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	608,649	389,799
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.779%	1/25/37	472,450	260,304	(d)
Residential Accredit Loans Inc., 2006-QO7 3A2	0.534%	9/25/46	500,000	192,972	(d)
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	318,954	297,466
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.729%	5/25/34	115,630	103,914	(d)
Structured Adjustable Rate Mortgage Loan Trust, 2004-8 1A1	2.778%	7/25/34	5,571	4,760	(d)
Structured Asset Securities Corp., 2005-RF1 A	0.679%	3/25/35	112,793	89,960	(b)(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-0A5 1A	1.163%	6/25/47	55,847	33,546	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-HY4 4A1	5.485%	9/25/36	492,205	400,614	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.649%	8/25/45	204,883	162,791	(d)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR4 2A2	2.967%	4/25/35	793,049	738,771	(d)
Total Collateralized Mortgage Obligations (Cost — $19,115,312)				15,973,316
Collateralized Senior Loans — 0.2%
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., Term Loan B2 (Cost — $427,016)	3.066-3.079%	9/24/14	437,625	381,418	(h)
Mortgage-Backed Securities — 25.2%
FHLMC — 3.4%
Federal Home Loan Mortgage Corp. (FHLMC)	5.228%	1/1/36	451,566	471,939	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.799%	2/1/37	83,515	89,003	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	6.172%	2/1/37	97,412	103,267	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.750%	5/1/37	199,074	212,473	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.825%	5/1/37	206,801	220,286	(d)

See Notes to Financial Statements.

18	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	8/12/40	$900,000	$940,640	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	5/1/13-11/1/35	164,654	177,694
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/14-1/1/32	528,033	580,334
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17	792,368	858,343
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	8/12/40	2,700,000	2,907,563	(i)
Total FHLMC				6,561,542
FNMA — 13.6%
Federal National Mortgage Association (FNMA)	6.500%	2/1/14-6/1/15	5,744	6,243
Federal National Mortgage Association (FNMA)	6.000%	6/1/32-7/1/37	8,583,096	9,384,368
Federal National Mortgage Association (FNMA)	5.000%	6/1/35-2/1/36	3,231,622	3,384,576
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-1/1/37	415,544	448,516
Federal National Mortgage Association (FNMA)	5.773%	8/1/37	555,046	592,228	(d)
Federal National Mortgage Association (FNMA)	3.500%	8/12/40	100,000	100,172	(i)
Federal National Mortgage Association (FNMA)	4.000%	8/12/40-9/14/40	1,600,000	1,638,625	(i)
Federal National Mortgage Association (FNMA)	5.000%	8/12/40	3,700,000	3,943,393	(i)
Federal National Mortgage Association (FNMA)	5.500%	8/12/40	6,300,000	6,789,233	(i)
Total FNMA				26,287,354
GNMA — 8.2%
Government National Mortgage Association (GNMA)	8.500%	11/15/27	4,929	5,820
Government National Mortgage Association (GNMA)	6.000%	7/15/29-2/15/37	2,097,937	2,301,386
Government National Mortgage Association (GNMA)	6.500%	9/15/36-10/15/36	210,169	232,332
Government National Mortgage Association (GNMA)	4.000%	8/19/40	100,000	103,016	(i)
Government National Mortgage Association (GNMA)	4.500%	8/19/40	6,300,000	6,638,850	(i)
Government National Mortgage Association (GNMA)	5.000%	8/19/40-9/21/40	800,000	856,721	(i)
Government National Mortgage Association (GNMA)	5.500%	8/19/40	2,600,000	2,824,562	(i)
Government National Mortgage Association (GNMA)	6.000%	8/19/40	2,600,000	2,843,347	(i)
Total GNMA				15,806,034
Total Mortgage-backed Securities (Cost — $46,811,224)				48,654,930
Municipal Bonds — 1.0%
California — 0.1%
California State, GO, Build America Bonds	7.300%	10/1/39	190,000	207,547
Georgia — 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	120,000	120,263
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	70,000	68,573
Total Georgia				188,836
Pennsylvania — 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.311%	6/1/47	1,400,000	1,239,000	(d)(f)
Texas — 0.2%
North Texas Higher Education Authority Inc., Student Loan Revenue	1.460%	7/1/30	375,000	378,281	(d)
Total Municipal Bonds (Cost — $1,994,947)				2,013,664
Sovereign Bonds — 0.3%
Mexico — 0.2%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	286,000	341,770

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	19

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Russia — 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	$122,000	$125,355	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	9,200	10,692	(b)
Total Russia				136,047
Uruguay — 0.0%
Republic of Uruguay, Benchmark Bonds	7.875%	1/15/33	1	1	(g)
Total Sovereign Bonds (Cost — $436,831)				477,818
U.S. Government & Agency Obligations — 25.2%
U.S. Government Agencies — 3.6%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	691,000	761,281	(b)
Federal Home Loan Bank (FHLB), Global Bonds	1.750%	8/22/12	250,000	255,409
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	345,000	400,712
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	125,000	165,181
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	1,350,000	843,638
Federal National Mortgage Association (FNMA), Notes	3.875%	7/12/13	150,000	162,886
Federal National Mortgage Association (FNMA), Senior Notes	4.375%	10/15/15	550,000	618,720
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	120,000	141,270
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	500,000	539,418
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	460,000	498,076
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	270,000	208,177
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	80,000	64,012
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	290,000	230,270
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	470,000	368,275
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	240,000	180,146
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	40,000	29,580
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	230,000	183,156
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	280,000	219,398
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	20,000	14,522
Tennessee Valley Authority, Bonds	5.980%	4/1/36	733,000	881,506
Tennessee Valley Authority, Notes	5.250%	9/15/39	180,000	200,428
Total U.S. Government Agencies				6,966,061
U.S. Government Obligations — 21.6%
U.S. Treasury Bonds	8.750%	8/15/20	290,000	436,948
U.S. Treasury Bonds	3.500%	2/15/39	80,000	73,475
U.S. Treasury Bonds	4.250%	5/15/39	2,440,000	2,553,231
U.S. Treasury Bonds	4.500%	8/15/39	1,980,000	2,157,271
U.S. Treasury Bonds	4.375%	11/15/39	4,680,000	4,998,095
U.S. Treasury Bonds	4.625%	2/15/40	600,000	667,313
U.S. Treasury Bonds	4.375%	5/15/40	2,870,000	3,068,222
U.S. Treasury Notes	1.750%	4/15/13	801,000	822,657
U.S. Treasury Notes	1.375%	5/15/13	950,000	966,185
U.S. Treasury Notes	2.250%	1/31/15	1,530,000	1,585,582
U.S. Treasury Notes	2.375%	2/28/15	130,000	135,454
U.S. Treasury Notes	2.500%	4/30/15	510,000	533,707
U.S. Treasury Notes	1.875%	6/30/15	10,000	10,149
U.S. Treasury Notes	3.125%	10/31/16	1,680,000	1,779,750
U.S. Treasury Notes	2.750%	11/30/16	1,140,000	1,180,880

See Notes to Financial Statements.

20	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	3.125%	1/31/17	$2,760,000	$2,915,681
U.S. Treasury Notes	3.000%	2/28/17	700,000	733,359
U.S. Treasury Notes	2.750%	5/31/17	600,000	618,094
U.S. Treasury Notes	2.500%	6/30/17	2,238,000	2,269,122
U.S. Treasury Notes	3.625%	8/15/19	2,880,000	3,070,351
U.S. Treasury Notes	3.375%	11/15/19	3,850,000	4,014,226
U.S. Treasury Notes	3.500%	5/15/20	100,000	105,032
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/18	360,000	297,641
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	5,570,000	3,250,390
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/25	5,950,000	3,435,643
Total U.S. Government Obligations				41,678,458
Total U.S. Government & Agency Obligations (Cost — $45,610,658)				48,644,519
U.S. Treasury Inflation Protected Securities — 2.4%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	71,450	74,995
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	539,848	592,990	(j)
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,280,934	1,286,838
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	873,915	977,692
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,207,697	1,606,143
Total U.S. Treasury Inflation Protected Securities (Cost — $4,183,246)				4,538,658

			Shares
Common Stocks — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares (Cost — $4,298)			139	3,475	*
Preferred Stocks — 0.2%
Financials — 0.2%
Diversified Financial Services — 0.2%
Citigroup Capital XII (Cost — $271,295)	8.500%		10,850	284,731	(d)

		Expiration Date	Contracts
Purchased Options — 0.0%
Eurodollar Futures, Put @ $99.25		9/13/10	34	850
Eurodollar Mid Curve 1-Year Futures, Put @ $98.75		9/10/10	24	750
U.S. Treasury 10-Year Notes Futures, Call @ $119.50		8/27/10	10	43,281
U.S. Treasury 10-Year Notes Futures, Call @ $121.50		8/27/10	7	16,953
Total Purchased Options (Cost — $34,291)				61,834

			Warrants
Warrants — 0.0%
SemGroup Corp. (Cost — $0)		11/30/14	147	919	*
Total Investments Before Short-Term Investments (Cost — $194,124,185)				196,679,209

		Maturity Date	Face Amount
Short-Term Investments — 12.5%
U.S. Government Obligations — 4.2%
U.S. Treasury Bills (Cost — $8,105,654)	0.177%	11/18/10	$8,110,000	8,106,472	(k)

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	21

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreement — 8.3%
Morgan Stanley tri-party repurchase agreement dated 7/30/10; Proceeds at maturity — $16,070,254; (Fully collateralized by U.S. government agency obligations, 3.875% due 6/29/11; Market value — $16,392,389) (Cost — $16,070,000)	0.190%	8/2/10	$16,070,000	$16,070,000
Total Short-Term Investments (Cost — $24,175,654)				24,176,472
Total Investments — 114.5% (Cost — $218,299,839#)				220,855,681
Liabilities in Excess of Other Assets — (14.5)%				(27,984,729)
Total Net Assets — 100.0%				$192,870,952

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of July 31, 2010.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Illiquid security.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2010.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $218,694,417.

Abbreviations used in this schedule:
GO	— General Obligation
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	9/13/10	$99.13	26	$30,713
Eurodollar Futures, Call	3/14/11	98.75	14	27,475
Eurodollar Futures, Call	3/14/11	98.88	13	21,775
Eurodollar Futures, Put	9/13/10	98.63	34	212
Eurodollar Futures, Put	3/14/11	98.88	13	1,788
Eurodollar Futures, Put	3/14/11	98.75	14	1,750
Eurodollar Mid Curve 1-Year Futures, Put	9/10/10	98.50	24	300
U.S. Treasury 10-Year Notes Futures, Call	8/27/10	119.00	14	67,594
U.S. Treasury 5-Year Notes Futures, Call	11/26/10	120.00	6	3,328
U.S. Treasury 5-Year Notes Futures, Put	11/26/10	116.50	6	1,734
Total Written Options (Premiums received — $90,058)				$156,669

See Notes to Financial Statements.

22	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Statement of assets and liabilities

July 31, 2010

Assets:
Investments, at value (Cost — $218,299,839)	$220,855,681
Foreign currency, at value (Cost — $333,614)	348,864
Cash	787
Receivable for securities sold	30,273,968
Interest receivable	1,607,508
Receivable for Fund shares sold	1,144,461
Deposits with brokers for swap contracts	500,000
Unrealized appreciation on forward currency contracts	129,999
Principal paydown receivable	58,106
Unrealized appreciation on swaps	44,296
Premiums paid for open swaps	39,893
Receivable for open swap contracts	2,075
Prepaid expenses	41,931
Total Assets	255,047,569

Liabilities:
Payable for securities purchased	59,683,860
Payable for Fund shares repurchased	730,014
Unrealized depreciation on swaps	572,632
Unrealized depreciation on forward currency contracts	332,519
Premiums received for open swaps	196,557
Payable to broker — variation margin on open futures contracts	157,659
Written options, at value (premiums received $90,058)	156,669
Investment management fee payable	87,499
Distribution fees payable	60,237
Distributions payable	26,910
Trustees’ fees payable	25,715
Payable for open swap contracts	544
Accrued expenses	145,802
Total Liabilities	62,176,617
Total Net Assets	$192,870,952

Net Assets:
Par value (Note 7)	$152
Paid-in capital in excess of par value	210,672,435
Undistributed net investment income	1,710,212
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(20,800,953)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	1,289,106
Total Net Assets	$192,870,952

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	23

Shares Outstanding:
Class A	10,856,050
Class B	396,543
Class C	3,749,645
Class R	19,925
Class I	192,365

Net Asset Value:
Class A (and redemption price)	$12.68
Class B*	$12.78
Class C*	$12.66
Class R (and redemption price)	$12.68
Class I (and redemption price)	$12.61
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$13.24

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

24	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Statement of operations

For the Year Ended July 31, 2010

Investment Income:
Interest	$8,649,986
Dividends	14,525
Total Investment Income	8,664,511

Expenses:
Investment management fee (Note 2)	1,209,281
Distribution fees (Notes 2 and 5)	696,907
Transfer agent fees (Note 5)	186,998
Registration fees	63,770
Shareholder reports (Note 5)	53,559
Audit and tax	42,500
Legal fees	13,277
Custody fees	6,683
Insurance	5,604
Trustees’ fees	2,995
Miscellaneous expenses	1,489
Total Expenses	2,283,063
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(146,627)
Compensating balance arrangements (Note 1)	(429)
Net Expenses	2,136,007
Net Investment Income	6,528,504

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	2,188,632
Futures contracts	313,364
Written options	507,090
Swap contracts	542,893
Foreign currency transactions	328,891
Net Realized Gain	3,880,870
Change in Net Unrealized Appreciation/Depreciation From:
Investments	13,024,206
Futures contracts	(475,180)
Written options	(109,847)
Swap contracts	(298,465)
Foreign currencies	(235,427)
Change in Net Unrealized Appreciation/Depreciation	11,905,287
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	15,786,157
Proceeds from Settlement of a Regulatory Matter (Note 9)	363,604
Increase in Net Assets From Operations	$22,678,265

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	25

Statements of changes in net assets

For the Years Ended July 31,	2010	2009

Operations:
Net investment income	$6,528,504	$7,374,191
Net realized gain	3,880,870	796,934
Change in net unrealized appreciation/depreciation	11,905,287	1,696,355
Proceeds from settlement of a regulatory matter (Note 9)	363,604	—
Increase in Net Assets From Operations	22,678,265	9,867,480

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(6,963,543)	(6,715,770)
Decrease in Net Assets from Distributions to Shareholders	(6,963,543)	(6,715,770)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	41,923,916	24,819,822
Reinvestment of distributions	6,562,150	6,593,607
Cost of shares repurchased	(46,728,288)	(37,766,246)
Increase (Decrease) in Net Assets From Fund Share Transactions	1,757,778	(6,352,817)
Increase (Decrease) in Net Assets	17,472,500	(3,201,107)

Net Assets:
Beginning of year	175,398,452	178,599,559
End of year*	$192,870,952	$175,398,452
* Includes undistributed net investment income of:	$1,710,212	$1,048,664

See Notes to Financial Statements.

26	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2010	2009	2008	2007	2006[2]

Net asset value, beginning of year	$11.64	$11.42	$11.94	$12.06	$12.49

Income (loss) from operations:
Net investment income	0.44	0.50	0.53	0.56	0.51
Net realized and unrealized gain (loss)	1.04	0.18	(0.56)	(0.06)	(0.39)
Proceeds from settlement of a regulatory matter	0.03	—	—	—	—
Total income (loss) from operations	1.51	0.68	(0.03)	0.50	0.12

Less distributions from:
Net investment income	(0.47)	(0.46)	(0.46)	(0.62)	(0.55)
Return of capital	—	—	(0.03)	—	—
Total distributions	(0.47)	(0.46)	(0.49)	(0.62)	(0.55)

Net asset value, end of year	$12.68	$11.64	$11.42	$11.94	$12.06
Total return[3]	13.22%[4]	6.28%	(0.39)%	4.12%	0.97%

Net assets, end of year (000s)	$137,649	$126,873	$130,940	$142,009	$153,653

Ratios to average net assets:
Gross expenses	1.10%	1.04%	1.14%	1.12%[5]	1.04%
Net expenses[6,7]	1.01 [8]	1.00 [8]	1.01 [8]	1.02 [5,8]	1.02
Net investment income	3.65	4.59	4.48	4.58	4.19

Portfolio turnover rate[9]	92%	51%	88%	240%[10]	139%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.95% (Note 9).

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.09% and 1.00%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2010, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.01%.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 282%, 260%, 432%, 556% and 458% for the years ended July 31, 2010, 2009, 2008, 2007 and 2006, respectively.

[10]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	27

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class B Shares[1]	2010	2009	2008	2007	2006[2]

Net asset value, beginning of year	$11.65	$11.42	$11.94	$12.06	$12.50

Income (loss) from operations:
Net investment income	0.38	0.44	0.47	0.49	0.44
Net realized and unrealized gain (loss)	1.04	0.19	(0.57)	(0.06)	(0.40)
Proceeds from settlement of a regulatory matter	0.12	—	—	—	—
Total income (loss) from operations	1.54	0.63	(0.10)	0.43	0.04

Less distributions from:
Net investment income	(0.41)	(0.40)	(0.39)	(0.55)	(0.48)
Return of capital	—	—	(0.03)	—	—
Total distributions	(0.41)	(0.40)	(0.42)	(0.55)	(0.48)

Net asset value, end of year	$12.78	$11.65	$11.42	$11.94	$12.06
Total return[3]	13.38%[4]	5.80%	(0.95)%	3.56%	0.32%

Net assets, end of year (000s)	$5,068	$6,091	$7,417	$9,288	$12,406

Ratios to average net assets:
Gross expenses	1.82%	1.64%	1.77%	1.68%[5]	1.61%
Net expenses[6,7]	1.57 [8]	1.54 [8]	1.57 [8]	1.57 [5,8]	1.58
Net investment income	3.10	4.05	3.92	4.02	3.60

Portfolio turnover rate[9]	92%	51%	88%	240%[10]	139%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.32% (Note 9).

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.65% and 1.55%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2010, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.57%.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 282%, 260%, 432%, 556% and 458% for the years ended July 31, 2010, 2009, 2008, 2007 and 2006, respectively.

[10]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

28	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2010	2009	2008	2007	2006[2]

Net asset value, beginning of year	$11.65	$11.42	$11.94	$12.06	$12.50

Income (loss) from operations:
Net investment income	0.38	0.45	0.46	0.49	0.45
Net realized and unrealized gain (loss)	1.04	0.19	(0.55)	(0.05)	(0.41)
Total income (loss) from operations	1.42	0.64	(0.09)	0.44	0.04

Less distributions from:
Net investment income	(0.41)	(0.41)	(0.40)	(0.56)	(0.48)
Return of capital	—	—	(0.03)	—	—
Total distributions	(0.41)	(0.41)	(0.43)	(0.56)	(0.48)

Net asset value, end of year	$12.66	$11.65	$11.42	$11.94	$12.06
Total return[3]	12.37%	5.86%	(0.90)%	3.63%	0.38%

Net assets, end of year (000s)	$47,475	$42,112	$39,169	$17,413	$5,990

Ratios to average net assets:
Gross expenses	1.54%	1.49%	1.55%	1.60%[4]	1.54%
Net expenses[5,6]	1.51 [7]	1.48 [7]	1.51 [7]	1.52 [4,7]	1.51
Net investment income	3.15	4.10	3.90	4.07	3.66

Portfolio turnover rate[8]	92%	51%	88%	240%[9]	139%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.56% and 1.49%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2010, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.51%.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 282%, 260%, 432%, 556% and 458% for the years ended July 31, 2010, 2009, 2008, 2007 and 2006, respectively.

[9]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	29

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class R Shares[1]	2010	2009	2008	2007[2]

Net asset value, beginning of year	$11.66	$11.45	$11.96	$12.28

Income (loss) from operations:
Net investment income	0.41	0.47	0.49	0.29
Net realized and unrealized gain (loss)	1.04	0.17	(0.55)	(0.29)
Total income (loss) from operations	1.45	0.64	(0.06)	—

Less distributions from:
Net investment income	(0.43)	(0.43)	(0.42)	(0.32)
Return of capital	—	—	(0.03)	—
Total distributions	(0.43)	(0.43)	(0.45)	(0.32)

Net asset value, end of year	$12.68	$11.66	$11.45	$11.96
Total return[3]	12.65%	5.85%	(0.62)%	(0.01)%

Net assets, end of year (000s)	$253	$239	$979	$520

Ratios to average net assets:
Gross expenses	2.01%	1.45%	1.38%	1.95%[4,5]
Net expenses[6,7,8]	1.30	1.30	1.30	1.56 [4,5]
Net investment income	3.35	4.30	4.17	4.59 [4]

Portfolio turnover rate[9]	92%	51%	88%	240%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2006 (inception date) to July 31, 2007.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.69% and 1.30%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2010, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.30%.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 282%, 260%, 432% and 556% for the years ended July 31, 2010, 2009, 2008 and 2007, respectively.

[10]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

30	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2010	2009	2008	2007	2006[2]

Net asset value, beginning of year	$11.59	$11.37	$11.88	$12.06	$12.50

Income (loss) from operations:
Net investment income	0.47	0.54	0.57	0.60	0.56
Net realized and unrealized gain (loss)	1.06	0.17	(0.56)	(0.12)	(0.41)
Total income from operations	1.53	0.71	0.01	0.48	0.15

Less distributions from:
Net investment income	(0.51)	(0.49)	(0.49)	(0.66)	(0.59)
Return of capital	—	—	(0.03)	—	—
Total distributions	(0.51)	(0.49)	(0.52)	(0.66)	(0.59)

Net asset value, end of year	$12.61	$11.59	$11.37	$11.88	$12.06
Total return[3]	13.46%	6.66%	(0.02)%	3.99%	1.24%

Net assets, end of year (000s)	$2,426	$83	$95	$42	$680,050

Ratios to average net assets:
Gross expenses	0.85%	0.87%	0.93%	0.69%[4]	0.66%
Net expenses[5,6]	0.65 [7]	0.65 [7]	0.65 [7]	0.66 [4,7]	0.66
Net investment income	3.89	4.95	4.80	4.92	4.58

Portfolio turnover rate[8]	92%	51%	88%	240%[9]	139%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.67% and 0.64%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2010, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.65%.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 282%, 260%, 432%, 556% and 458% for the years ended July 31, 2010, 2009, 2008, 2007 and 2006, respectively.

[9]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Core Plus Bond Fund (formerly known as Legg Mason Partners Core Plus Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

32	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$69,405,125	$1,399	$69,406,524
Asset-backed securities	—	5,877,403	360,000	6,237,403
Collateralized mortgage obligations	—	15,973,316	—	15,973,316
Collateralized senior loans	—	381,418	—	381,418
Mortgage-backed securities	—	48,654,930	—	48,654,930
Municipal bonds	—	774,664	1,239,000	2,013,664
Sovereign bonds	—	477,818	—	477,818
U.S. government & agency obligations	—	48,644,519	—	48,644,519
U.S. treasury inflation protected securities	—	4,538,658	—	4,538,658
Common stocks	$3,475	—	—	3,475
Preferred stocks	—	284,731	—	284,731
Purchased options	61,834	—	—	61,834
Warrants	—	919	—	919
Total long-term investments	$65,309	$195,013,501	$1,600,399	$196,679,209
Short-term investments†	—	24,176,472	—	24,176,472
Total investments	$65,309	$219,189,973	$1,600,399	$220,855,681
Other financial instruments:
Futures contracts	(484,519)	—	—	(484,519)
Forward foreign currency contracts	—	(202,520)	—	(202,520)
Written options	(156,669)	—	—	(156,669)
Interest rate swaps‡	—	(497,382)	—	(497,382)
Credit default swaps on credit indices — sell protection‡	—	(226,843)	—	(226,843)
Credit default swaps on credit indices — buy protection‡	—	39,225	—	39,225
Total other financial instruments	$(641,188)	$(887,520)	—	$(1,528,708)
Total	$(575,879)	$218,302,453	$1,600,399	$219,326,973

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Asset- Backed Securities	Municipal Bonds	Total
Balance as of July 31, 2009	—	—	—	—
Accrued premiums/discounts	—	$153	$270	$423
Realized gain/(loss)	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	—	(153)	605	452
Net purchases (sales)	—	360,000	1,238,125	1,598,125
Transfers into Level 3	$1,399	—	—	1,399
Transfers out of Level 3	—	—	—	—
Balance as of July 31, 2010	$1,399	$360,000	$1,239,000	$1,600,399
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2010[1]	—	$(153)	$605	$452

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	33

the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

34	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

As disclosed in the Fair Values of Derivatives — Statement of Assets and Liabilities table that follows the Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of July 31, 2010 was $226,843. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $500,000. If a defined credit event had occurred as of July 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $4,354,598 less the value of the contracts’ related reference obligations.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values,

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	35

when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

36	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	37

selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

38	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$732,983	$(732,983)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage-backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and 0.60% of the Fund’s average daily net assets in excess of $500 million.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of a contractual expense limitation agreement between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses to average net assets of Class A, B, C, R and I shares will not exceed 1.01%, 1.57%, 1.51%, 1.30% and 0.65%, respectively. This contractual expense limitation agreement cannot be terminated prior to November 30, 2010 without the Board of Trustees’ consent.

During the year ended July 31, 2010, fees waived and/or expenses reimbursed amounted to $146,627.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	39

occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2010, LMIS and its affiliates received sales charges of approximately $21,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$5,000	$9,000	$8,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2010, the Fund had accrued $8,651 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$22,760,625	$499,466,188
Sales	24,636,083	498,527,650

At July 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,100,970
Gross unrealized depreciation	(8,939,706)
Net unrealized appreciation	$2,161,264

At July 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain/(Loss)
Contracts to Buy:
90-Day Eurodollar	23	9/10	$5,708,675	$5,726,425	$17,750
U.S. Treasury 2-Year Notes	46	9/10	10,023,368	10,079,750	56,382
U.S. Treasury 5-Year Notes	23	9/10	2,733,809	2,756,047	22,238
Ultra Long Term U.S. Treasury Bonds	13	9/10	1,718,824	1,758,250	39,426
					$135,796

Contracts to Sell:
90-Day Eurodollar	23	6/11	5,677,900	5,714,062	(36,162)
U.S. Treasury 10-Year Notes	187	9/10	22,744,088	23,152,938	(408,850)
U.S. Treasury 30-Year Bonds	38	9/10	4,716,009	4,891,312	(175,303)
					$(620,315)
Net unrealized loss on open futures contracts					$(484,519)

40	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

At July 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain/(Loss)
Contracts to Buy:
Euro	Citibank N.A.	350,000	$456,100	8/17/10	$11,022
Euro	Citibank N.A.	400,000	521,257	8/17/10	13,033
Euro	Citibank N.A.	1,510,000	1,967,744	8/17/10	105,944
					$129,999

Contracts to Sell:
Euro	Citibank N.A.	3,710,000	$4,834,655	8/17/10	$(120,433)
Euro	Citibank N.A.	1,450,000	1,889,555	8/17/10	(40,965)
Euro	Citibank N.A.	760,000	990,388	8/17/10	(30,979)
Japanese Yen	Goldman Sachs	88,578,080	1,025,386	8/17/10	(88,914)
Japanese Yen	Citibank N.A.	83,330,000	964,634	8/17/10	(51,228)
					$(332,519)
Net unrealized loss on open forward foreign currency contracts					$(202,520)

During the year ended July 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding July 31, 2009	215	$187,764
Options written	13,520,823	850,166
Options closed	(9,130,445)	(565,224)
Options exercised	(64)	(53,218)
Options expired	(4,390,365)	(329,430)
Written options, outstanding July 31, 2010	164	$90,058

At July 31, 2010, the Fund held TBA securities with a total cost of $29,392,731.

At July 31, 2010, the Fund held the following swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund†	Periodic Payments Received By The Fund†	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc.	$1,680,000	2/15/25	zero coupon	3-Month LIBOR	—	$(151,299)	*
Barclays Capital Inc.	470,000	2/15/25	zero coupon	3-Month LIBOR	—	(39,374)	*
Barclays Capital Inc.	600,000	2/15/25	zero coupon	3-Month LIBOR	—	(53,318)	*
Barclays Capital Inc.	1,740,000	2/15/25	zero coupon	3-Month LIBOR	—	(153,830)	*
BNP Paribas	1,045,000	7/26/40	3.689% semi-annually	3-Month LIBOR	—	530
Morgan Stanley & Co. Inc.	1,160,000	2/15/25	zero coupon	3-Month LIBOR	—	(100,091)	*
Total	$6,695,000				—	$(497,382)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[3]	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc. (CDX.NA.IG.9 Index)	$2,516,800	12/20/12	0.600% quarterly	$(32,476)	$(74,455)	$41,979
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	1,361,798	7/25/45	0.180% monthly	(156,607)	(82,734)	(73,873)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	316,000	10/12/52	0.100% monthly	(18,960)	(20,273)	1,313
Morgan Stanley & Co. Inc. (CMBX 4 2007-2 AAA Index)	160,000	2/17/51	0.350% monthly	(18,800)	(19,095)	295
Total	$4,354,598			$(226,843)	$(196,557)	$(30,286)

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	41

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[3]	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Group Inc. (CMBX 2 2006-2 AAA Index)	$299,000	3/15/49	0.070% monthly	$22,425	$23,272	$(847)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	280,000	10/12/52	0.100% monthly	16,800	16,621	179
Total	$579,000			$39,225	$39,893	$(668)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	$61,834	—	—	$61,834
Futures contracts[3]	135,796	—	—	135,796
Swap contracts[4]	530	—	$39,225	39,755
Forward foreign currency contracts	—	$129,999	—	129,999
Total	$198,160	$129,999	$39,225	$367,384

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Written options	$156,669	—	—	$156,669
Futures contracts[3]	620,315	—	—	620,315
Swap contracts[4]	497,912	—	$226,843	724,755
Forward foreign currency contracts	—	$332,519	—	332,519
Total	$1,274,896	$332,519	$226,843	$1,834,258

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

42	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(163,653)	—	—	$(163,653)
Written options	507,090	—	—	507,090
Futures contracts	313,364	—	—	313,364
Swap contracts	(26,528)	—	$569,421	542,893
Forward foreign currency contracts	—	$340,389	—	340,389
Total	$630,273	$340,389	$569,421	$1,540,083

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$27,700	—	—	$27,700
Written options	(109,847)	—	—	(109,847)
Futures contracts	(475,180)	—	—	(475,180)
Swap contracts	(497,382)	—	$198,917	(298,465)
Forward foreign currency contracts	—	$(202,520)	—	(202,520)
Total	$(1,054,709)	$(202,520)	$198,917	$(1,058,312)

During the year ended July 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$35,993
Written options	313,421
Forward foreign currency contracts (to buy)	652,699
Forward foreign currency contracts (to sell)	2,667,612
Futures contracts (to buy)	42,517,655
Futures contracts (to sell)	18,716,892

Average Notional Balance
Interest rate swap contracts	$5,913,462
Credit default swap contracts (to buy protection)	67,538
Credit default swap contracts (to sell protection)	8,729,296
Total return swap contracts†	173,077

†	At July 31, 2010, there were no open positions held in this derivative.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of July 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $226,843. If a contingent feature would have been triggered as of July 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $500,000.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	43

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.50%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses*
Class A	$334,118	$125,641	$4,811
Class B	41,088	17,138	273
Class C	320,387	41,352	1,658
Class R	1,314	1,992	10
Class I	—	875	4
Total	$696,907	$186,998	$6,756

*	For the period August 1, 2009 through September 8, 2009. Subsequent to September 8, 2009, these expenses were accrued as common Fund expenses.

For the year ended July 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$114,650
Class B	13,472
Class C	14,861
Class R	1,864
Class I	1,780
Total	$146,627

6. Distributions to shareholders by class

	Year Ended July 31, 2010	Year Ended July 31, 2009
Net Investment Income:
Class A	$5,192,008	$5,018,238
Class B	181,690	228,610
Class C	1,542,962	1,432,089
Class R	9,300	32,829
Class I	37,583	4,004
Total	$6,963,543	$6,715,770

7. Shares of beneficial interest

At July 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2010		Year Ended July 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	1,884,357	$22,990,270	1,146,753	$12,491,337
Shares issued on reinvestment	402,701	4,931,160	449,420	4,928,868
Shares repurchased	(2,326,923)	(28,442,546)	(2,166,429)	(23,723,612)
Net decrease	(39,865)	$(521,116)	(570,256)	$(6,303,407)

44	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

	Year Ended July 31, 2010		Year Ended July 31, 2009
	Shares	Amount	Shares	Amount

Class B
Shares sold	123,111	$1,502,221	133,265	$1,453,637
Shares issued on reinvestment	13,407	164,256	20,182	221,146
Shares repurchased	(262,978)	(3,201,914)	(279,847)	(3,042,364)
Net decrease	(126,460)	$(1,535,437)	(126,400)	$(1,367,581)

Class C
Shares sold	1,045,176	$12,679,970	982,871	$10,729,326
Shares issued on reinvestment	118,210	1,447,219	127,949	1,404,285
Shares repurchased	(1,029,124)	(12,554,490)	(924,490)	(10,068,313)
Net increase	134,262	$1,572,699	186,330	$2,065,298

Class R
Shares sold	6,751	$80,521	13,337	$145,504
Shares issued on reinvestment	754	9,225	3,220	35,278
Shares repurchased	(8,107)	(99,389)	(81,492)	(914,592)
Net decrease	(602)	$(9,643)	(64,935)	$(733,810)

Class I
Shares sold	380,537	$4,670,934	2	$18
Shares issued on reinvestment	827	10,290	370	4,030
Shares repurchased	(196,153)	(2,429,949)	(1,611)	(17,365)
Net increase (decrease)	185,211	$2,251,275	(1,239)	$(13,317)

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class R	Class I
Daily 8/31/2010	$0.037614	$0.032003	$0.030254	$0.032502	$0.039107

The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2010	2009

Distributions Paid From:
Ordinary Income	$6,963,543	$6,715,770

As of July 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,650,785
Capital loss carryforward*	(19,927,914)
Other book/tax temporary differences(a)	(419,034)
Unrealized appreciation/(depreciation)(b)	894,528
Total accumulated earnings/(losses) — net	$(17,801,635)

*	During the taxable year ended July 31, 2010, the Fund utilized $1,839,701 of its capital loss carryover available from prior years. As of July 31, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2012	$(292,572)
7/31/2013	(262,688)
7/31/2015	(18,564,651)
7/31/2016	(808,003)
$(19,927,914)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	45

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $297,563, $51,661, $14,143 and $237 for Classes A, B, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

46	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and share-

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	47

holders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

48	Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset Core Plus Bond Fund (formerly Legg Mason Partners Core Plus Bond Fund), a series of Legg Mason Partners Income Trust, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Core Plus Bond Fund as of July 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 24, 2010

Legg Mason Western Asset Core Plus Bond Fund	49

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Core Plus Bond Fund (formerly known as Legg Mason Partners Core Plus Bond Fund) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees†:

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

50	Legg Mason Western Asset Core Plus Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Rainer Greeven

Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr.

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Core Plus Bond Fund	51

Independent Trustees cont’d

Diana R. Harrington

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

52	Legg Mason Western Asset Core Plus Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	134
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset Core Plus Bond Fund	53

Additional Officers cont’d

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

54	Legg Mason Western Asset Core Plus Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

David Castano Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1971
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section (a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Core Plus Bond Fund 2010 Annual Report	55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2010:

Record Date:	Daily	Daily
Payable Date:	August 2009 through December 2009	January 2010 through July 2010
Interest from Federal Obligations	5.85%	15.18%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Western Asset

Core Plus Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Core Plus Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Core Plus Bond Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Core Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked 11th-largest money manager in the world, according to Pensions & Investments, June 28, 2010, based on 12/31/09 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01181 9/10 SR10-1188

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2009 and July 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $201,170 in 2009 and $212,400 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $12,900 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,200 in 2009 and $0 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	October 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	October 5, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Income Trust

Date:	October 5, 2010